U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                             SECURITIES ACT OF 1934


                                    ZENO INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)

                NEVADA                     Applied For
             -------------              ----------------
              (State of                   (IRS Employer
              incorporation               Identification
              or organization             Number)

220 Decourcy Drive
Gabriola Island, British Columbia
Canada                                          V0R 1X1
---------------------------------              ----------
(Address of principal                          (Zip Code)
executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:


Title of each class             Name of each exchange of which
to be so registered             each class is to be registered

  Not Applicable                       Not Applicable
  --------------                       --------------

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.

[   ]

If this form relates to the  registration  of a class of securities  pursuant to section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.

[ X ]

Securities Act registration statement file number to which this form relates:
333-117854 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common stock, par value $0.001
                    ------------------------------

Item 1.  Description of Registrant's Securities to be Registered.

The description of securities contained in the Registrant's Registration Statement on Form SB-2, as amended, filed with the commission (File 333-117854) is incorporated by reference into this registration statement.

Item 2.  Exhibits

Exhibit
Number            Description

  3.1*            Articles of Incorporation
  3.2*            Bylaws
  5.1*            Legal opinion of Warren J. Soloski, with consent to use
 23.1*            Consent of Amisano Hanson, Chartered Accountants


  * Incorporated herein by reference to the exhibits of the same number in Registrant's Registration Statement on Form SB-2.

                                SIGNATURE

  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            Zeno Inc.

                                            By:/s/ Frank McGill
                                            ------------------------------
                                            Frank McGill
                                            President, Chief Executive
                                            Officer, Secretary and director